                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2002
                                                           -------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      1-4174                   73-0569878
      --------                   ------------           -------------------
   (State or other               (Commission             (I.R.S. Employer
   jurisdiction of                File Number)          Identification No.)
   incorporation)



One Williams Center, Tulsa, Oklahoma                            74172
------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

         The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its press release dated July 26, 2002, filed herewith as Exhibit 99.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE WILLIAMS COMPANIES, INC.


Date: July 29, 2002                              /s/ Suzanne H. Costin
                                            -----------------------------------
                                            Name:    Suzanne H. Costin
                                            Title:   Corporate Secretary

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99              Copy of Williams' press release dated July 26, 2002.